Exhibit 99.1

NEWS RELEASE

One Park Place, Suite 700 ● 621 Northwest 53rd Street ● Boca Raton, Florida 33487 ● www.geogroup.com

THE GEO GROUP REPORTS THIRD QUARTER 2017 RESULTS

•	3Q17 Net Income Attributable to GEO of $0.31 per Diluted Share

•	3Q17 Adjusted Net Income of $0.34 per Diluted Share

•	3Q17 AFFO of $0.63 per Diluted Share

•	Updated FY17 Guidance for GAAP Net Income Attributable to GEO of $1.25-$1.27 per Diluted Share and Adjusted Net Income of $1.37-$1.39 per Diluted Share

•	Updated FY17 AFFO Guidance of $2.52-$2.54 per Diluted Share

Boca Raton, Fla. – October 31, 2017 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) and a leading provider of evidence-based offender rehabilitation and community reentry services around the globe, reported today its financial results for the third quarter 2017.

Third Quarter 2017 Highlights

•	Net Income Attributable to GEO of $38.5 million, or $0.31 per Diluted Share

•	Adjusted Net Income of $0.34 per Diluted Share

•	Net Operating Income of $151.4 million

•	Normalized FFO of $0.48 per Diluted Share

•	AFFO of $0.63 per Diluted Share

GEO reported third quarter 2017 net income attributable to GEO of $38.5 million, or $0.31 per diluted share, compared to $43.7 million, or $0.39 per diluted share, for the third quarter 2016. GEO’s results for the third quarter 2017 include approximately $3.5 million, net of tax, in mergers and acquisitions related expenses. Adjusting for these expenses, GEO reported adjusted net income for the third quarter 2017 of $42.0 million, or $0.34 per diluted share.

GEO reported third quarter 2017 Normalized Funds From Operations (“Normalized FFO”) of $58.8 million, or $0.48 per diluted share, compared to $59.1 million, or $0.53 per diluted share, in the third quarter 2016. GEO reported third quarter 2017 Adjusted Funds From Operations (“AFFO”) of $77.0 million, or $0.63 per diluted share, compared to $71.5 million, or $0.64 per diluted share, in the third quarter 2016. GEO reported third quarter 2017 Net Operating Income (“NOI”) of $151.4 million compared to $145.2 million in the third quarter 2016.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are pleased with our third quarter results and outlook for the balance of the year. Our financial performance continues to be underpinned by our diversified platform of real estate, management and programmatic services. We continue to be optimistic about the opportunities to reactivate our approximately 7,000 existing available beds in inventory and to expand the delivery of our services and programs across the entire spectrum of correctional and rehabilitation services. Our management team remains focused on effectively allocating capital to drive the continued enhancement of long-term value for our shareholders.”

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

GEO reported total revenues for the third quarter 2017 of $566.8 million up from $554.4 million for the third quarter 2016. Third quarter 2017 revenues include $21.4 million in construction revenues associated with the development of the 1,300-bed Ravenhall Facility in Australia (the “Ravenhall, Australia project”) compared to $69.7 million in construction revenues for the third quarter 2016.

Compared to third quarter 2016, GEO’s third quarter 2017 operating results reflect several developments:

•	The activation of a new contract with ICE at GEO’s 780-bed Folkston ICE Processing Center in Georgia in January 2017;

•	the issuance of 10.4 million shares of GEO common stock on a post-split basis in March 2017;

•	the refinancing of GEO’s senior credit facility in March 2017; and

•	the closing of the Community Education Centers (“CEC”) acquisition in April 2017.

First Nine Months 2017 Highlights

•	Net Income Attributable to GEO of $109.9 million, or $0.91 per Diluted Share

•	Adjusted Net Income of $1.03 per Diluted Share

•	Net Operating Income of $440.3 million

•	Normalized FFO of $1.43 per Diluted Share

•	AFFO of $1.88 per Diluted Share

GEO reported net income attributable to GEO of $109.9 million, or $0.91 per diluted share, for the first nine months of 2017, compared to $99.3 million, or $0.89 per diluted share, for the first nine months of 2016. GEO’s results for the first nine months of 2017 include approximately $14.0 million, net of tax, in mergers and acquisitions related expenses and approximately $0.3 million gain on sale of real estate assets, net of tax. Adjusting for these items, GEO reported adjusted net income for the first nine months of 2017 of $123.6 million, or $1.03 per diluted share.

For the first nine months of 2017, GEO reported Normalized FFO of $172.3 million, or $1.43 per diluted share, compared to $162.1 million, or $1.45 per diluted share, for the first nine months of 2016. GEO reported AFFO for the first nine months of 2017 of $225.7 million, or $1.88 per diluted share, compared to $201.5 million, or $1.81 per diluted share, for the first nine months of 2016. For the first nine months of 2017, GEO reported NOI of $440.3 million compared to $419.6 million for the first nine months of 2016.

GEO reported total revenues for the first nine months of 2017 of $1.69 billion up from total revenues of $1.61 billion for the first nine months of 2016. Revenues for the first nine months of 2017 include $112.6 million in construction revenues associated with GEO’s contract for the development and operation of the Ravenhall, Australia project compared to $182.3 million in construction revenues for the first nine months of 2016.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

2017 Financial Guidance

GEO confirmed its financial guidance for the fourth quarter 2017 and updated its financial guidance for the full-year 2017. For the fourth quarter 2017, GEO expects total revenues to be in a range of $557 million to $562 million, including approximately $3 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. For the fourth quarter 2017, GEO expects Net Income Attributable to GEO to be in a range of $0.34 to $0.36 per diluted share and AFFO to be in a range of $0.63 to $0.65 per diluted share.

For the full-year 2017, GEO expects total revenue to be approximately $2.25 billion, including approximately $119 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. GEO expects full-year 2017 guidance for Net Income Attributable to GEO to be in a range of $1.25 to $1.27 per diluted share; Adjusted Net Income to be in a range of $1.37 to $1.39 per diluted share; and AFFO to be in a range of $2.52 to $2.54 per diluted share.

Quarterly Dividend

On October 12, 2017, GEO’s Board of Directors declared a quarterly cash dividend of $0.47 per share. The quarterly cash dividend was paid on October 30, 2017 to shareholders of record as of the close of business on October 23, 2017. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, EBITDAre, and Adjusted EBITDAre, and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO along with supplemental financial and operational information on GEO’s business segments and other important operating metrics. The reconciliation tables are also presented herein. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information which is available on GEO’s Investor Relations webpage at investors.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s third quarter financial results as well as its progress and outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Events and Webcasts section of GEO’s investor relations webpage at investors.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until November 14, 2017 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10113828.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 140 facilities totaling approximately 96,000 beds, including projects under development, with a growing workforce of approximately 23,000 professionals.

Note to Reconciliation Tables and Supplemental Disclosure –

Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDAre, Adjusted EBITDAre, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures. GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDAre, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2017, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, loss on extinguishment of debt, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax.

EBITDAre (EBITDA for real estate) is defined as net income adjusted by adding taxes, interest, depreciation and amortization, and gain on sale of real estate assets, pre-tax. Adjusted EBITDAre (Adjusted EBITDA for real estate) is defined as EBITDAre adjusted for net income/loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented M&A related expenses (including transition related expenses), pre-tax and start-up expenses, pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDAre and Adjusted EBITDAre are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDAre and Adjusted EBITDAre provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from income from continuing operations.

The adjustments we make to derive the non-GAAP measures of EBITDAre and Adjusted EBITDAre exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDAre and Adjusted EBITDAre provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented loss on extinguishment of debt, M&A related expenses (including transition related expenses), start-up expenses, and tax adjustments related to M&A related expenses and start-up expenses.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented loss on extinguishment of debt, M&A related expenses (including transition related expenses), net of tax, start-up expenses, net of tax, and gain on sale of real estate assets, net of tax.

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in income from continuing operations but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance. We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from income from continuing operations.

We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the fourth quarter of 2017 and full year 2017, the assumptions underlying such guidance, and statements regarding future project activations and growth opportunities. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2017 given the various risks to which its business is exposed; (2) the risk that synergies from the CEC transaction may not be fully realized or may take longer than expected to realize; (3) the risk that the expected increased revenues and Adjusted EBITDAre from CEC may not be fully realized or may take longer than expected to realize; (4) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (5) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (6) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (7) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (8) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (9) GEO’s ability to obtain future financing on acceptable terms; (10) GEO’s ability to sustain company-wide occupancy rates at its facilities; (11) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (12) GEO’s ability to remain qualified as a REIT; (13) the incurrence of REIT related expenses; and (14) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Third quarter and first nine months financial tables to follow:

Condensed Consolidated Statements of Operations*

(Unaudited)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$566,759	$554,376	$1,694,443	$1,612,911
Operating expenses	423,134	415,659	1,276,286	1,221,002
Depreciation and amortization	31,649	28,783	92,464	85,886
General and administrative expenses	49,074	37,483	143,866	108,448

Operating income	62,902	72,451	181,827	197,575
Interest income	14,648	7,928	38,971	18,387
Interest expense	(38,719)	(33,428)	(109,702)	(93,864)
Loss on extinguishment of debt	—	—	—	(15,885)

Income before income taxes and equity in earnings of affiliates	38,831	46,951	111,096	106,213
Provision for income taxes	1,720	4,970	5,590	12,000
Equity in earnings of affiliates, net of income tax provision	1,342	1,693	4,255	4,943

Net income	38,453	43,674	109,761	99,156
Less: Net loss attributable to noncontrolling interests	36	46	123	123

Net income attributable to The GEO Group, Inc.	$38,489	$43,720	$109,884	$99,279

Weighted Average Common Shares Outstanding:
Basic	122,251	111,162	119,356	111,015
Diluted	122,887	111,504	120,114	111,425

Income per Common Share Attributable to The GEO Group, Inc. :

Basic:
Net income per share — basic	$0.31	$0.39	$0.92	$0.89

Diluted:
Net income per share — diluted	$0.31	$0.39	$0.91	$0.89

Regular Dividends Declared per Common Share	$0.47	$0.43	$1.41	$1.30

*	all figures in ‘000s, except per share data

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)(Unaudited)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
Net Income attributable to GEO	$38,489	$43,720	$109,884	$99,279

Add:
Loss on extinguishment of debt	—	—	—	15,885
Start-up expenses, net of tax	—	—	—	1,190
M&A related expenses, net of tax	3,544	—	13,977	—
Gain on sale of real estate assets, net of tax	—	—	(261)	—

Adjusted Net Income	$42,033	$43,720	$123,600	$116,354

Weighted average common shares outstanding - Diluted	122,887	111,504	120,114	111,425

Adjusted Net Income Per Diluted Share	$0.34	$0.39	$1.03	$1.04

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Condensed Consolidated Balance Sheets*

(Unaudited)

	As of September 30, 2017	As of December 31, 2016
	(unaudited)
ASSETS

Cash and cash equivalents	$51,526	$68,038
Restricted cash and investments	12,452	17,133
Accounts receivable, less allowance for doubtful accounts	386,898	356,255
Current deferred income tax assets	—	—
Contract receivable, current portion	243,531	224,033
Prepaid expenses and other current assets	36,073	32,210
Current assets of discontinued operations	0	0

Total current assets	$730,480	$697,669

Restricted Cash and Investments	31,032	20,848
Property and Equipment, Net	2,055,982	1,897,241
Non-Current Contract Receivable	405,780	219,783
Direct Finance Lease Receivable	—	—
Deferred Income Tax Assets	31,831	30,039
Intangible Assets, Net (including goodwill)	1,043,762	819,317
Other Non-Current Assets	70,474	64,512

Total Assets	$4,369,341	$3,749,409

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable	$91,617	$79,637
Accrued payroll and related taxes	48,780	55,260
Accrued expenses and other current liabilities	174,321	131,096
Current portion of capital lease obligations, long-term debt, and non-recourse debt	260,046	238,065
Current liabilities of discontinued operations

Total current liabilities	$574,764	$504,058

Non-Current Deferred Income Tax Liabilities	—	—
Other Non-Current Liabilities	92,804	88,656
Capital Lease Obligations	6,412	7,431
Long-Term Debt	2,157,882	1,935,465
Non-Recourse Debt	323,387	238,842
Shareholders’ Equity	1,214,092	974,957

Total Liabilities and Shareholders’ Equity	$4,369,341	$3,749,409

*	all figures in ‘000s

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO*

(Unaudited)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$38,489	$43,720	$109,884	$99,279
Add:
Real Estate Related Depreciation and Amortization	16,782	15,334	48,718	45,697
Gain on sale of real estate assets **	—	—	(261)	—

Equals: NAREIT defined FFO	$55,271	$59,054	$158,341	$144,976

Add:
Loss on extinguishment of debt	—	—	—	15,885
Start-up expenses	—	—	—	1,939
M&A related expenses	4,974	—	17,930	—
Tax Effect of adjustments to Funds From Operations ***	(1,430)	—	(3,953)	(749)

Equals: FFO, normalized	$58,815	$59,054	$172,318	$162,051

Add:
Non-Real Estate Related Depreciation & Amortization	14,867	13,449	43,746	40,189
Consolidated Maintenance Capital Expenditures	(5,822)	(7,526)	(17,179)	(18,720)
Stock Based Compensation Expenses	4,859	3,186	14,852	9,675
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	4,246	3,303	11,922	8,330

Equals: AFFO	$76,965	$71,466	$225,659	$201,525

Weighted average common shares outstanding - Diluted	122,887	111,504	120,114	111,425

FFO/AFFO per Share - Diluted

Normalized FFO Per Diluted Share	$0.48	$0.53	$1.43	$1.45

AFFO Per Diluted Share	$0.63	$0.64	$1.88	$1.81

Regular Common Stock Dividends per common share	$0.47	$0.43	$1.41	$1.30

*	all figures in ‘000s, except per share data
**	no tax impact
***	tax adjustments relate to start-up expenses and M&A expenses

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to

Net Operating Income, EBITDAre and Adjusted EBITDAre*

(Unaudited)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income attributable to GEO	$38,489	$43,720	$109,884	$99,279
Less
Net loss attributable to noncontrolling interests	36	46	123	123

Net Income	$38,453	$43,674	$109,761	$99,156
Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(1,342)	(1,693)	(4,255)	(4,943)
Income tax provision	1,720	4,970	5,590	12,000
Interest expense, net of interest income	24,071	25,500	70,731	75,477
Loss on extinguishment of debt	—	—	—	15,885
Depreciation and amortization	31,649	28,783	92,464	85,886
General and administrative expenses	49,074	37,483	143,866	108,448

Net Operating Income, net of operating lease obligations	$143,625	$138,717	$418,157	$391,909

Add:
Operating lease expense, real estate	7,750	6,481	22,112	25,726
Start-up expenses, pre-tax	—	—	—	1,939

Net Operating Income (NOI)	$151,375	$145,198	$440,269	$419,574

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Income	$38,453	$43,674	$109,761	$99,156
Income tax provision **	2,297	5,620	7,375	13,850
Interest expense, net of interest income***	24,071	25,500	70,731	91,362
Depreciation and amortization	31,649	28,783	92,464	85,886
Gain on sale of real estate assets, pre-tax	—	—	(261)	—

EBITDAre	$96,470	$103,577	$280,071	$290,254

Net loss attributable to noncontrolling interests	36	46	123	123
Stock based compensation expenses, pre-tax	4,859	3,186	14,852	9,675
M&A related expenses, pre-tax	4,974	—	17,930	—
Start-up expenses, pre-tax	—	—	—	1,939

Adjusted EBITDAre	$106,339	$106,809	$312,975	$301,991

*	all figures in ‘000s
**	including income tax provision on equity in earnings of affiliates
***	includes loss on extinguishment of debt

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

2017 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	FY 2017
Net Income Attributable to GEO	$152,000	to	$154,000
Real Estate Related Depreciation and Amortization	67,000		67,000

Funds from Operations (FFO)	$219,000	to	$221,000

Adjustments
M&A Related Expenses, net of tax	14,000		14,000

Normalized Funds from Operations	$233,000	to	$235,000

Non-Real Estate Related Depreciation and Amortization	59,500		59,500
Consolidated Maintenance Capex	(23,500)		(23,500)
Non-Cash Stock Based Compensation and Non-Cash Interest Expense	35,000		36,000

Adjusted Funds From Operations (AFFO)	$304,000	to	$307,000

Net Cash Interest Expense	82,000		82,000
Consolidated Maintenance Capex	23,500		23,500
Income Taxes	12,000		12,000
Tax Effect of Adjustments to Funds From Operations*	4,000		4,000

Adjusted EBITDAre	$425,500	to	$428,500

G&A Expenses	184,000		184,000
Non-Cash Stock Based Compensation	(20,000)		(20,000)
Equity in Earnings of Affiliates	(6,000)		(6,000)
M&A Related Expenses, pre-tax	(18,000)		(18,000)
Real Estate Related Operating Lease Expense	30,000		30,000

Net Operating Income	$595,500	to	$598,500

Adjusted Net Income Per Diluted Share	$1.37	to	$1.39

AFFO Per Diluted Share	$2.52	to	$2.54
Weighted Average Common Shares Outstanding-Diluted	120,750	to	121,000

*	Tax Adjustments relate to M&A Related Expenses

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations